UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2018

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

300 Vesey Street
New York, NY 10282
(Address of principal executive offices)

(212) 418-0100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01.  Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On November 6, 2018, Virtu Financial, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Impala Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), and Investment Technology Group, Inc., a Delaware corporation (the “Target”).  Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Target (the “Merger”), with the Target surviving the Merger as a wholly-owned subsidiary of the Company (the “Acquisition”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Target’s issued and outstanding shares of common stock, par value $0.01 per share (“Target Common Stock”) will be cancelled and extinguished and converted into the right to receive $30.30 in cash, without interest (the “Merger Consideration”), less any applicable withholding taxes.  Pursuant to the Merger Agreement, the Company will finance the Merger Consideration with the new debt financing described below under the heading “Debt Financing.”
As of the Effective Time, (i) each stock option of the Target that is outstanding and unexercised will be converted at the Effective Time into an option to purchase Class A common stock, par value $0.00001 per share, of the Company (“Parent Common Stock”), with the number of shares of Parent Common Stock and the exercise price applicable to such option based on an exchange ratio, the numerator of which is the Merger Consideration and the denominator of which is the volume-weighted average price per share of Parent Common Stock for the ten trading days prior to the Effective Time (the “Exchange Ratio”); (ii) each outstanding award of restricted stock units or deferred stock units with respect to shares of Target Common Stock (other than awards with performance-based vesting or delivery requirements) (a “Target RSU Award”) that was granted on or after January 23, 2017 and is not held by a non-employee director, former employee or employee whose employment is being terminated involuntarily without cause immediately following the Effective Time will be converted into the right to receive restricted stock units of the Company on the same terms and conditions as were applicable under the Target RSU Award with the number of shares of Parent Common Stock subject to such replacement restricted stock unit award based on the number of shares of Target Common Stock subject to such Target RSU Award and the Exchange Ratio; (iii) each outstanding Target RSU Award other than those described in the preceding clause (ii) will become fully vested at the Effective Time and converted into the right to receive the Merger Consideration with respect to the number of shares of Target Common Stock subject to such Target RSU Award; (iv) each outstanding award of restricted stock units with respect to shares of Target Common Stock with performance-based vesting or delivery requirements (a “Target PSU Award”) that was granted on or after January 23, 2017 and is not held by a non-employee director, former employee or employee whose employment is being terminated involuntarily without cause immediately following the Effective Time will be converted into the right to receive restricted stock units of the Company on the same terms and conditions as were applicable under the Target PSU Award (other than the performance-based vesting schedule, which will be converted into a service-based vesting schedule in accordance with the applicable award agreement) with the number of shares of Parent Common Stock subject to such replacement restricted stock unit award based on the number of shares of Target Common Stock deemed earned at the Effective Time and the Exchange Ratio; and (v) each outstanding Target PSU Award other than those described in the preceding clause (iv) will become fully vested at the Effective Time and converted into the right to receive the Merger Consideration with respect the number of shares of Target Common Stock deemed earned at the Effective Time.
The parties have each made customary representations and warranties.  The Company has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others, to use its reasonable best efforts to obtain the debt financing described below or such alternative financing as contemplated by the Merger Agreement.  The Target has agreed, subject to the terms of the Merger Agreement, to various covenants and agreements, including, among others: (i) to conduct its business in the ordinary course and in a manner consistent with past practice; (ii) to promptly call a meeting of the Target’s stockholders to vote on the Merger Agreement; (iii) to, through the Target’s board of directors, recommend to its stockholders that they vote to approve the Merger Agreement and the Merger, subject to certain exceptions to permit the Target’s board of directors to comply with its fiduciary duties; (iv) not to solicit proposals relating to alternative transactions to the Merger with a third party or engage in discussions or negotiations with respect thereto, subject to certain exceptions to permit the Target’s board of directors to comply with its fiduciary duties; and (v) to use reasonable best efforts to cooperate with the Company’s efforts to obtain financing. The parties have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities required for the Merger, including all antitrust approvals.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) approval of the Merger Agreement by the holders of a majority of the Target Common Stock, voting together as a single class; (ii) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the receipt of other required governmental or regulatory approvals; (iv) the absence of any order or legal requirement issued or enacted by any court or other governmental authority, which is in effect and prevents the consummation of the Merger; and (v) the representations and warranties made by each of the Company and the Target being true at and as of the Closing Date (as defined in the Merger Agreement), subject to the materiality standards contained in the Merger Agreement.  The Merger is not subject to a financing condition.
The Merger Agreement also contains certain specified termination provisions, including, among others, a mutual termination right if the Merger has not been consummated on or before July 6, 2019.  In certain circumstances in connection with the termination of the Merger Agreement, the Target must pay to the Company a termination fee equal to $33,760,000 (the “Target Termination Fee”).  The Target must pay to the Company the Target Termination Fee in the event that the Company terminates the Merger Agreement (i) following a Company Adverse Recommendation Change (as defined in the Merger Agreement) by the Target’s board of directors; (ii) due to the failure of the Target’s board of directors to recommend the approval of the Merger Agreement to its stockholders; (iii) due to the Target’s material breach, in a manner adverse to the Company, of its agreement not to solicit proposals relating to alternative transactions to the Merger or engage in discussions or negotiations with respect thereto; and (iv) due to the Target’s failure to convene a meeting of its stockholders to vote on the Merger Agreement. The Target also must pay to the Company the Target Termination Fee if the Merger Agreement is terminated under certain specified circumstances and, within 12 months of such termination, the Target enters into a definitive agreement with respect to, or consummates, a competing proposal.  In addition to the Target Termination Fee, if the Target’s stockholders do not vote in favor of the Merger Agreement, the Target is obligated to reimburse the Company up to $15,000,000 for certain transaction-related expenses.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.
The Merger Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Target, the Company or Merger Sub.  The representations, warranties and covenants in the Merger Agreement were made only for the purpose of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement as of specific dates.  Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in confidential disclosure schedules agreed to by the contracting parties) and may therefore not be complete.  The representations, warranties and covenants in the Merger Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Target, the Company, Merger Sub or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or the Target’s public disclosures.
Debt Financing
In connection with financing the Merger Consideration, on November 6, 2018, the Company entered into a debt financing commitment letter (the “Debt Commitment Letter”) with Jefferies Finance LLC, Royal Bank of Canada and RBC Capital Markets (the “Lenders”).  Pursuant to the Debt Commitment Letter, the Lenders have committed to arrange and provide the Company, through its wholly owned subsidiaries, with: (i) a senior secured term loan facility of $1.5 billion with a maturity of seven years (the “Term Facility”) and (ii) a $50 million senior secured revolving credit facility with a maturity of three years (the “Revolving Facility” and together with the Term Facility, the “Facilities”).
The proceeds of the Facilities may be used (i) to finance the Acquisition, (ii) to pay the fees, costs and expenses incurred in connection with, among other things, the Acquisition and the Facilities, (iii) to fund the refinancing of the Target’s and certain of the Company’s existing debt and (iv) in the case of the Revolving Facility, for general corporate purposes after the closing of the Acquisition.  The availability of the borrowings under the Facilities is subject to the satisfaction of certain customary conditions, including the consummation of the Acquisition.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated November 6, 2018, by and among Virtu Financial, Inc., Impala Merger Sub, Inc. and Investment Technology Group, Inc.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Forward-Looking Statements
Statements made in this Current Report on Form 8-K, which are not historical facts, including statements about the Company’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in expectation of results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Current Report on Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, guidance, focus and/or plans regarding future events, including the Company’s plans to consummate the Merger and the related financing transactions, as well as the terms and conditions of such transactions and the timing thereof.  Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the risks described and other items in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2018.  Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the Merger not being timely completed, if completed at all; risks associated with the financing of the transaction; prior to the completion of the Merger, the Company’s or Target’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; and the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the proposed acquisition will not be realized or will not be realized within the expected time period. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results.  Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.
Additional Information and Where to Find it
This communication is being made in respect of the proposed Merger involving the Company, Target and Merger Sub.  The Company may be filing other documents with the SEC as well.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://www.sec.gov or from the Company by directing a request by mail or telephone to 300 Vesey Street, New York, NY 10282, Attention: Investor Relations, Andrew Smith, (212) 418-0195, investor_relations@virtu.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Virtu Financial, Inc.

By:	/s/ Justin Waldie
Name:	Justin Waldie
Title:	Senior Vice President, Secretary and General Counsel

Dated: November 8, 2018

EXHIBIT INDEX
Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated November 6, 2018, by and among Virtu Financial, Inc., Impala Merger Sub, Inc. and Investment Technology Group, Inc.

*
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.